                                                                   EXHIBIT 10.21

                     Contract Change Notice/Amendment No. 6
                                       to
              TRW Inc./Sirenza Microdevices Wafer Supply Agreement
                               Agreement No. 1A551

     This AMENDMENT ("Amendment") is made and entered into and between Sirenza Microdevices, formerly known as Stanford Microdevices ("Buyer") and TRW Inc. ("TRW").

     WHEREAS, Buyer and TRW entered into a Sale Agreement No. 1A551 ("Agreement") with an effective date of August 19, 1998;

     WHEREAS, TRW and Buyer desire to amend the Agreement in order to provide for the following modifications.

     NOW THEREFORE, the parties agree to amend the Agreement as follows:

     1. The name "Stanford Microdevices" is replaced by "Sirenza Microdevices" and is recognized as such throughout this Agreement.

     2. Article 3, Effective Date and Term: Delete "31 December 2001" and replace with "31 December 2003." This amendment will extend the period of performance of the agreement to 31 December 2003, with quantities and price requirements for calendar year 2003 to be revisited in December 2002.

     3. Article 13, Notices: Delete "Mr. Joe A. Mathis, Phone 310-814-2228 and replace with "Mr. Paul Klintworth, Phone 310-814-6739".

     4. Article 15, Intellectual Property, Section 15.3 Marking: Delete "Mr. Joe Mathis, Dr. Tom Joseph"; and replace with "Phil Reid, Maggie Sarkuni, Paul Klintworth".

     5. "Exhibit 1B, Price, Minimum Quantities, Delivery Schedule and Site Calendar Year 2001" as revised through Revision 5 is deleted, and replaced with "Exhibit 1B Price, Minimum Quantities, Delivery Schedule and Site Calendar Year 2002" as revised through Revision 6 (copy attached).

     6. Add the following exhibit: "Exhibit 1D, Time and Material (T&M) Labor Rates, Calendar Year 2002".

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     The above changes constitute Contract Change Notice Amendment No. 6 to the
Agreement. Except as expressly provided herein above all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Sirenza Microdevices, Inc.                   TRW Inc.


By:    /s/  Jerry Quinnell                   By:    /s/ Dwight Streit
      ------------------------------                ----------------------------


Name:    Jerry Quinnell                      Name:     Dweight Streit
      ------------------------------                ----------------------------


Title:    Executive Vice-President           Title:    President
          Business Development
      ------------------------------                ----------------------------


      Sirenza Microdevices, Inc.                     Velocium, a TRW Company
------------------------------------         -----------------------------------


Date:   1/11/2002                            Date:     1/11/2002
      ------------------------------                ----------------------------

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                              Exhibit 1B-Revision 6
              Price, Minimum Quantities, Delivery Schedule and Site
                               Calendar Year 2002

     A. Price

          1. 3" GaAs HBT Wafers - The provisions for the Minimum Quantity Purchase (MQP) price are stipulated in Paragraph "B" below.

             QTY                                        MOP Price
-----------------------------                 -----------------------------
            [***]                                        [***]
            [***]                                        [***]

     Price quoted above strictly applies to wafers purchased in calendar year 2002. This amendment extends the agreement through year 2003. In December 2002 prices and quantities will be revisited for calendar year 2003.

          .    Prices for TRW & SMDI Designs are the same.

          . TRW Design consists of Darlington Amplifiers Part Numbers: DAMXX, DAPXX, PAD1. SMDI Design consists of Part Numbers: PAD2, SMDXX and circuits for the following products Sirenza Microdevices SXT-1,2,3, SXL-1,2,3, and SXA-1,2,3.

          2. Time & Material (T&M) Engineering Support for Failure Analysis and Device Troubleshooting, Mask Layouts and related support, shall be billed per the hourly rates per Exhibit 1D. Material and Other Direct Costs (ODC) will be billed as incurred.

          3. Accelerated Lot Option/1/

         Deliverable                             Standard Process Price
-----------------------------                 -----------------------------
            [***]                                         [***]

     Note 1) Only one (1) order for an Accelerated lot can be accepted for processing at any time from all Sirenza Microdevices contracts.

     Note 2) Accelerated lot pricing is only valid if wafers are shipped to Buyer not later than 45 days from receipt of order or lot start, whichever is later. TRW will deliver a minimum of [***] for a [***] lot start. For a lot that is designated as Accelerated after it has already started fabrication, the shipment date will be determined as follows; 1+(1 EV) x 45 days


*Certain information on this page has been omitted and filed seperately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

              Price, Minimum Quantities, Delivery Schedule and Site
                               Calendar Year 2002

from the time the lot is designated Accelerated at TRW. EV equals the Earned Value or percent complete of the in-process lot.

     Note 3) If the shipment date to Sirenza Microdevices is 46 days or later (or as defined above for a lot in process) from receipt of order or lot start, option price shall not be charged. The option is available when ordered in conjunction with a production lot or for a lot in process.

          4. Non-recurring costs associates with the upgrading of masksets shall be the responsibility of SMDI.

     B.   Minimum Quantities during Calendar Year 2002

          1. The minimum purchase quantity of HBT wafers for Calendar Year 2002 shall be:

                 Product                                   Number of Wafers
----------------------------------------           -----------------------------
          3" GaAs Process Wafers                                [***]

     If Buyer fails to purchase the minimum quantity, the price reverts to the reversion price of [***] per wafer. Prices are valid and purchase order quantities shall be measured by all orders received by TRW, starting 1 January 2002.

     C.   Site

          Sirenza Microdevices
          522 Almanor Avenue
          Sunnyvale, CA 94086

     D.   Delivery Schedule

     Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.

     E.   Life Time Buy Option

     TRW agrees to provide up to [***] wafers, less the total of wafers previously delivered to Buyer under this contract, and TRW Sales Numbers 6487 and 66002. As of 31 December 2001 TRW will have shipped approximately [***] Wafers to Buyer. TRW will notify Buyer when it plans to obsolete or upgrade its HBT MMIC fabrication process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised prior to TRW's initiating performance of the option.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                   Exhibit 1D
                       Time and Material (T&M) Labor Rates
                               Calendar Year 2002

                                                  Hourly Rates
Acct Code               Labor Category                2002
---------               --------------            ------------
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]
  [***]                 [***]                     [***]

     Note: 1) [***]
     Note: 2) [***]

     *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.